UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2010

GEOVAX LABS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-52091	87-0455038
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Lake Park Drive, Suite 380 Smyrna, Georgia	30080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 384-7220

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 8.01 Other Events.

The 2010 Annual Meeting of Stockholders of GeoVax Labs, Inc. (the “Company”) will be held at 1:00 PM Eastern Time on Tuesday, August 24, 2010 at the offices of Womble Carlyle Sandridge & Rice, PLLC, 271 17th Street NW, Suite 2400, Atlanta, Georgia 30363 (the “Annual Meeting”). The record date for determining stockholders entitled to vote at the Annual Meeting will be July 2, 2010. Because the date of the Annual Meeting will be more than 30 days after the anniversary date of the 2009 Annual Meeting of Stockholders, the Company is informing its stockholders, pursuant to Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the following deadlines for stockholder proposals:

In order for a stockholder proposal to be considered for inclusion in the Company’s Proxy Statement for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), the proposal must be received by the Corporate Secretary at the Company’s principal executive offices no later than July 8, 2010, which the Company considers to be a reasonable time before it begins to print and send its proxy materials for the Annual Meeting. In order to be considered, proposals must be sent to the attention of Corporate Secretary, GeoVax Labs, Inc., 1900 Lake Park Drive, Suite 380, Smyrna, Georgia 30080 and must also comply with all applicable requirements for stockholder proposals made pursuant to Rule 14a-8.

 In order for a stockholder proposal regarding the nomination of a director or other business to be brought at the Annual Meeting outside of Rule 14a-8, notice of the proposal must be received by the Corporate Secretary at the Company’s principal executive offices no later than July 8, 2010, which the Company considers to be a reasonable time before it begins the printing and mailing of its proxy materials for the Annual Meeting. Accordingly, pursuant to Rule 14a-4(c) under the Exchange Act, the persons named in the proxies solicited on behalf of the Company for use at the Annual Meeting will have the right to exercise discretionary voting authority with respect to proposals submitted after that date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2010

GEOVAX LABS, INC.

By: /s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer